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                              APPRAISER'S CONSENT



The Boards of Directors


Capstone Capital Trust, Inc.



     We consent to the use of our reports included herein and to the reference to our firm under the heading "Experts" in the prospectus.



                                          VALUATION COUNSELORS GROUP, INC.



                                          By:     /s/  PATRICK J. SIMERS
                                             ----------------------------------


                                                     Managing Director



Atlanta, Georgia


May 31, 1994